SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): October 31, 2003


                              FirstBank NW Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Washington                   0-22435                84-1389562
  ---------------------------        ----------           ------------------
  State or other jurisdiction        Commission           (I.R.S. Employer
      of incorporation               File Number          Identification No.)



 1300 16th Avenue, Clarkston, Washington                        99403
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number (including area code) (509) 295-5100



                                Not Applicable
                                --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On October 31, 2003, FirstBank NW Corp. ("FirstBank") and its wholly-owned subsidiary, FirstBank Northwest consummated the previously announced acquisition of Oregon Trail Financial Corp. ("Oregon Trail") and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank, pursuant to the Merger Agreement, dated as of February 24, 2003, by and between FirstBank and Oregon Trail.

     The merger was completed through the merger of Oregon Trail with and into FirstBank with FirstBank being the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, Oregon Trail shareholders who elected to receive FirstBank stock received 1,480,064 shares of FirstBank common stock and Oregon Trail shareholders who elected to receive cash received $22.00 in cash for each share of Oregon Trail common stock. Oregon Trail shareholders who elected to receive shares of FirstBank common stock also received a cash payment for their shares, at a rate of $22.00 per share, because there were not enough available shares of FirstBank common stock to be exchanged for their Oregon Trail shares. FirstBank issued a total of approximately 1,480,064 shares and paid a total of approximately $36.5 million in cash to the former Oregon Trail shareholders. FirstBank issued the stock consideration out of its authorized but unissued shares and received dividends from FirstBank Northwest, and obtained a third-party bridge loan to pay the cash consideration.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (a)   Financial Statements of Businesses Acquired.

     The historical consolidated financial statements of Oregon Trail, including its consolidated balance sheets as of September 30, 2003, March 31, 2003 and March 31, 2002, and the related consolidated statements of operations and comprehensive income (loss), changes in stockholders' equity and cash flows for each of the years then ended, which are included in FirstBank's Registration Statement on Form S-4 (File No. 333-106522), are incorporated herein by reference.

     (b)   Pro Forma Financial Information.

     The unaudited pro forma condensed combined financial statements set forth below reflect consummation of the merger between FirstBank and Oregon Trail as if the merger had been consummated on September 30, 2003. The unaudited pro forma condensed combined statements of income for each of FirstBank and Oregon Trail for the six months ended September 30, 2003 and for the year ended March 31, 2003 were prepared as if the merger had been consummated on September 30, 2003.

     The unaudited pro forma condensed combined financial statements and notes thereto reflect the application of the purchase method of accounting. Under the purchase method of accounting, the assets and liabilities of Oregon Trail are recorded on the books of FirstBank at their fair value as of the effective time of the merger. The difference between the cost of Oregon Trail and the fair value of its identifiable assets, less the fair value of its liabilities, will be recorded as goodwill. The unaudited pro forma condensed combined financial statements included herein are not necessarily indicative of the future results of operations or the future financial position of the combined entities or the results of operations and financial position of the combined entities that would have actually occurred had the transactions been in effect as of the dates or for the periods presented. Such information does not include any pro forma adjustments relating to any future revenue enhancements and reductions in expenses that may be realized.

                            FIRSTBANK NW CORP.
                       OREGON TRAIL FINANCIAL CORP.
            Unaudited Pro Forma Condensed Combined Balance Sheet
                     (In thousands, except share data)


                            At Sept 30,   At Sept 30,              At Sept 30,
                                2003         2003      ProForma       2003
                                FBNW         OTFC     Adjustments   Combined
                            -----------  -----------  -----------  -----------
ASSETS
Cash and cash equivalents    $ 34,282    $  10,026      $(4,555)    $ 39,753

Investment securities:
  Available-for-sale           17,250       64,117                    81,367
  Held-to-maturity                  0            0
Mortgage-backed securities:
  Held-to-maturity              1,873            0                     1,873
  Available-for-sale            5,796       61,525                    67,321
Loans receivable, net
 (Note 2)                     246,709      200,624          (43)     447,290
Loans held for sale             9,560            0                     9,560
Accrued interest receivable     2,120        1,727                     3,847
Real estate owned                 663          164                       827
Stock in FHLB, at cost          5,882        6,740                    12,622
Premises and equipment, net     8,772        8,464          387       17,623
Cash surrender value of life
 insurance policies             7,497       14,244                    21,741
Mortgage servicing assets         883            0                       883
Prepaid expenses and other
 assets                         1,829          374        1,643        3,846
Core deposit intangibles, net       0           65        3,876        3,941
Goodwill                            0            0       19,027       19,027
                             --------     --------      -------     --------
TOTAL ASSETS                 $343,116     $368,070      $20,335     $731,521
                             ========     ========      =======     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits                   $229,515     $248,898      $ 2,175     $480,588
  Advances from borrowers
   for taxes and insurance      1,014           18                     1,032
  Advances from FHLB and
   other borrowings            76,972       55,100        3,969      136,041
  Bridge Loan                       0            0       36,500       36,500
  Federal and state income
   taxes (deferred and current)   284          602                       886
  Accrued expenses and other
   liabilities                  3,938        2,019        1,468        7,425
                             --------     --------      -------     --------
TOTAL LIABILITIES             311,723      306,637       44,112      662,472
                             --------     --------      -------     --------

  Commitments and contingencies (Note 3)

  Stockholders' Equity (Note 3):
  Preferred stock, $.01 par
   value, 500,000 shares
   authorized; 0 shares issued
   and outstanding                  0            0            0            0

  Common stock, $.01 par value,
   5,000,000 shares authorized;
   2,870,556 shares issued;
   2,787,226 shares outstanding    14           29          (14)          29

  Additional paid-in-capital   10,053       24,300       13,341       47,694
  Retained earnings,
   substantially restricted    21,298       37,687      (37,687)      21,298
  Unearned ESOP shares           (844)        (537)         537         (844)
  Deferred compensation           (38)        (675)         675          (38)
  Accumulated other
   comprehensive income
   (loss)                         910          629         (629)         910
                             --------     --------      -------     --------
Total Stockholders' Equity     31,393       61,433      (23,777)      69,049
                             --------     --------      -------     --------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY        $343,116     $368,070      $20,335     $731,521
                             ========     ========      =======     ========

                               FIRSTBANK NW CORP.
                         OREGON TRAIL FINANCIAL CORP.
             Unaudited Pro Forma Condensed Combined Balance Sheet
                       (In thousands, except share data)


                                  At Mar 31,   At Mar 31,           At Mar 31,
                                     2003        2003     ProForma     2003
                                     FBNW        OTFC    Adjustments Combined
                                  ----------   --------- ----------- ---------
ASSETS
Cash and cash equivalents          $ 24,741    $  9,114   $ (4,555)  $ 29,300

Investment securities:
  Available-for-sale                 16,813      44,319                61,132
  Held-to-maturity                        0           0                     0
Mortgage-backed securities:
  Held-to-maturity                    1,969           0                 1,969
  Available-for-sale                  7,649      63,616                71,265
Loans receivable, net (Note 2)      251,805     227,093        (43)   478,855
Loans held for sale                   5,214       1,134                 6,348
Accrued interest receivable           1,882       1,906                 3,788
Real estate owned                       120         302                   422
Stock in FHLB, at cost                5,731       6,727                12,458
Premises and equipment, net           7,210       8,719        387     16,316
Cash surrender value of life
 insurance policies                   7,272      13,911                21,183
Mortgage servicing assets               826           0                   826
Prepaid expenses and other assets     1,167         574      1,643      3,384
Core deposit intangibles, net             0          70      3,876      3,946
Goodwill                                  0           0     19,027     19,027
                                   --------    --------   --------   --------
TOTAL ASSETS                       $332,399    $377,485   $ 20,335   $730,219
                                   ========    ========   ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits                         $214,340    $249,126   $  2,175   $465,641
  Advances from borrowers for
   taxes and insurance                1,192          38                 1,230
  Advances from FHLB & other
   borrowings                        81,816      64,500      3,969    150,285
  Bridge Loan                             0           0     36,500     36,500
  Federal and state income taxes
   (deferred and current)               454       1,231                 1,685
  Accrued expenses and other
   liabilities                        4,533       2,483      1,468      8,484
                                   --------    --------   --------   --------
TOTAL LIABILITIES                   302,335     317,378     44,112    663,825
                                   --------    --------   --------   --------

  Commitments and contingencies (Note 3)

  Stockholders' Equity (Note 3):
  Preferred stock, $.01 par value,
   500,000 shares authorized; 0
   shares issued and outstanding          0           0          0          0

  Common stock, $.01 par value,
   5,000,000 shares authorized;
   2,861,056 shares issued;
   2,758,595 shares outstanding          14          29        (14)        29

  Additional paid-in-capital          9,842      23,815     12,500     46,157
  Retained earnings, substantially
   restricted                        20,214      36,098    (36,098)    20,214
  Unearned ESOP shares                 (884)       (805)       805       (884)
  Deferred compensation                (157)       (881)       881       (157)
  Accumulated other comprehensive
   income (loss)                      1,035       1,851     (1,851)     1,035
                                   --------    --------   --------   --------
Total Stockholders' Equity           30,064      60,107    (23,777)    66,394
                                   --------    --------   --------   --------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY              $332,399    $377,485   $ 20,335   $730,219
                                   ========    ========   ========   ========



                                 FIRSTBANK NW CORP.
                           OREGON TRAIL FINANCIAL CORP.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                       (In thousands, except share data)

                                  At Mar 31,   At Mar 31,           At Mar 31,
                                     2002        2002     ProForma     2002
                                     FBNW        OTFC    Adjustments Combined
                                  ----------   --------- ----------- ---------
ASSETS
Cash and cash equivalents          $ 24,012     $  7,795   $ (4,555) $ 27,252
Investment securities:
  Available-for-sale                 12,524       18,319               30,843
  Held-to-maturity                        0            0                    0
Mortgage-backed securities:
  Held-to-maturity                    2,140            0                2,140
  Available-for-sale                  9,292       74,100               83,392
Loans receivable, net (Note 2)      234,396      265,863        (43)  500,216
Loans held for sale                   3,740            0                3,740
Accrued interest receivable           1,913        2,308                4,221
Real estate owned                       424           58                  482
Stock in FHLB, at cost                5,380        6,315               11,695
Premises and equipment, net           5,507        9,466        387    15,360
Cash surrender value of life
 insurance policies                   6,850       13,243               20,093
Mortgage servicing assets             1,017            0                1,017
Prepaid expenses and other assets       645          819      1,643     3,107
Core deposit intangibles, net             0           80      3,876     3,956
Goodwill                                  0            0     19,027    19,027
                                   --------     --------   --------  --------
TOTAL ASSETS                       $307,840     $398,366   $ 20,335  $726,541
                                   ========     ========   ========  ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits                         $196,123     $256,078   $  2,175  $454,376
  Advances from borrowers for
   taxes and insurance                1,396           37                1,433
  Advances from FHLB & other
   borrowings                        79,722       87,100      3,969   170,791
  Bridge Loan                             0            0     36,500    36,500
  Federal and state income taxes
   (deferred and current)               185           17          0       202
  Accrued expenses and other
   liabilities                        2,602        2,311      1,468     6,381
                                   --------     --------   --------  --------
TOTAL LIABILITIES                   280,028      345,543     44,112   669,683
                                   --------     --------   --------  --------

  Commitments and contingencies (Note 3)
  Stockholders' Equity (Note 3):
  Preferred stock, $.01 par value,
   500,000 shares  authorized; 0
   shares issued and outstanding          0            0          0         0

  Common stock, $.01 par value,
   5,000,000 shares authorized;
   2,916,456 shares issued;
   2,790,688 shares outstanding          14           31        (16)       29

  Additional paid-in-capital         10,843       22,965      6,066    39,874
  Retained earnings, substantially
   restricted                        18,145       32,042    (32,042)   18,145
  Unearned ESOP shares                 (970)      (1,341)     1,341      (970)
  Deferred compensation                (393)      (1,253)     1,253      (393)
  Accumulated other comprehensive
   income (loss)                        173          379       (379)      173
                                   --------     --------   --------  --------
Total Stockholders' Equity           27,812       52,823    (23,777)   56,858
                                   --------     --------   --------  --------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY              $307,840     $398,366   $ 20,335  $726,541
                                   ========     ========   ========  ========

                               FIRSTBANK NW CORP.
                         OREGON TRAIL FINANCIAL CORP.
         Unaudited Pro Forma Condensed Combined Statements of Income
                       (In thousands, except share data)

                            For the Six   For the Six              For the Six
                            Months Ended  Months Ended            Months Ended
                              9/30/03       9/30/03     ProForma     9/30/03
                                FBNW          OTFC    Adjustments   Combined
                            ------------  ----------- ----------- ------------
INTEREST INCOME
  Loans receivable             $ 8,943      $ 7,859      $   6       $16,808
  Mortgage backed securities       348        1,565                    1,913
  Investment securities            377          844                    1,221
  Other                            437          176                      613
                               -------      -------      -----       -------
    Total interest income       10,105       10,444          6        20,555
                               -------      -------      -----       -------

INTEREST EXPENSE
  Deposits                       2,078        1,973       (551)        3,500
  FHLB advances and other
   borrowings                    1,993        1,688         51         3,732
                               -------      -------      -----       -------
    Total interest expense       4,071        3,661       (500)        7,232
                               -------      -------      -----       -------
    Net interest income          6,034        6,783        506        13,323
    Provision for loan loss        256          100                      356
                               -------      -------      -----       -------
    Net interest income after
     provision for loan loss     5,778        6,683        506        12,967
                               -------      -------      -----       -------

NON-INTEREST INCOME
  Gain on sale of loans          1,370          310                    1,680
  Gain on sale of securities         0            0                        0
  Service fees and charges       1,112        1,337                    2,449
  Commissions and other             67          352                      419
                               -------      -------      -----       -------
    Total non-interest income    2,549        1,999                    4,548
                               -------      -------      -----       -------

NON-INTEREST EXPENSE
  Compensation and related
   benefits                      3,876        3,670                    7,546
  Occupancy and depreciation       698          711                    1,409
  Data processing                  309          232                      541
  Amortization of core deposit
   intangible                        0            5                        5
  Marketing expense                160           57                      217
  FDIC insurance premium            15           21                       36
  State and local taxes              8            0                        8
  Telecommunications                96          112                      208
  Professional fees                 75           61                      136
  Other                          1,057          657        359         2,073
                               -------      -------      -----       -------
    Total non-interest expense   6,294        5,526        359        12,179
                               -------      -------      -----       -------

NET INCOME BEFORE INCOME TAXES   2,033        3,156        147         5,336

INCOME TAX EXPENSE                 560          899         56         1,515
                               -------      -------      -----       -------

NET INCOME                     $ 1,473      $ 2,257      $  91       $ 3,821
                               =======      =======      =====       =======

Earning per common share:
  Basic                        $  1.14      $  0.76      $0.06       $  1.38
  Diluted                      $  1.09      $  0.71      $0.05       $  1.25

Weighted average number of
 shares outstanding:
  Basic                      1,287,650    2,981,375  1,480,064     2,767,714
  Diluted                    1,353,745    3,190,302  1,700,271     3,054,016

                              FIRSTBANK NW CORP.
                         OREGON TRAIL FINANCIAL CORP.
          Unaudited Pro Forma Condensed Combined Statements of Income
                      (In thousands, except share data)



                              For the       For the                  For the
                            Year Ended     Year Ended              Year Ended
                              3/31/03       3/31/03     ProForma     3/31/03
                                FBNW          OTFC    Adjustments   Combined
                            ------------  ----------- ----------- ------------

INTEREST INCOME
  Loans receivable             $18,233       $18,964      $  12      $37,209
  Mortgage backed securities       729         4,414                   5,143
  Investment securities            692         1,042                   1,734
  Other                            921           412                   1,333
                               -------       -------      -----      -------
    Total interest income       20,575        24,832         12       45,419
                               -------       -------      -----      -------

INTEREST EXPENSE
  Deposits                       4,643         5,302       (996)       8,949
  FHLB advances                  4,067         3,872         99        8,038
                               -------       -------      -----      -------
    Total interest expense       8,710         9,174       (897)      16,987
                               -------       -------      -----      -------
    Net interest income         11,865        15,658        909       28,432
    Provision for loan loss      1,033           321                   1,354
                               -------       -------      -----      -------
    Net interest income after
     provision for loan loss    10,832        15,337        909       27,078
                               -------       -------      -----      -------

NON-INTEREST INCOME
  Gain on sale of loans          2,434           352                   2,786
  Gain on sale of securities         0             0                       0
  Service fees and charges       2,097         2,340                   4,437
  Commissions and other            161           759                     920
                               -------       -------      -----      -------
    Total non-interest income    4,692         3,451          0        8,143
                               -------       -------      -----      -------

NON-INTEREST EXPENSE
  Compensation and related
   benefits                      7,057         6,722                  13,779
  Occupancy and depreciation     1,260         1,516                   2,776
  Data processing                  447           462                     909
  Amortization of core deposit
   intangible                        0            10                      10
  Marketing expense                309           375                     684
  FDIC insurance premium            30            44                      74
  State and local taxes             32             0                      32
  Telecommunications               192           292                     484
  Professional fees                233           748                     981
  Other                          2,139         1,094        717        3,950
                               -------       -------      -----      -------
    Total non-interest expense  11,699        11,263        717       23,679
                               -------       -------      -----      -------

NET INCOME BEFORE INCOME TAXES   3,825         7,525        192       11,542

INCOME TAX EXPENSE               1,053         2,371         74        3,498
                               -------       -------      -----      -------

NET INCOME                     $ 2,772       $ 5,154      $ 118      $ 8,044
                               =======       =======      =====      =======

Earnings per common share:
  Basic                        $  2.15       $  1.78      $0.08      $  2.91
  Diluted                      $  2.07       $  1.67      $0.07      $  2.70

Weighted average number of
 shares outstanding:
  Basic                      1,287,967     2,902,501  1,480,064    2,768,031
  Diluted                    1,341,111     3,081,535  1,636,628    2,977,739

                               FIRSTBANK NW CORP.
                         OREGON TRAIL FINANCIAL CORP.
                   Notes to Unaudited Pro Forma Condensed
                        Combined Financial Statements

1.   Basis of Presentation

     The unaudited pro forma condensed combined balance sheets as of September 30, 2003, March 31, 2003 and March 31, 2002 have been prepared as if the merger had been consummated on September 30, 2003. The unaudited pro forma condensed combined statements of income for FirstBank and for Oregon Trail for the six months ended September 30, 2003 and for the year ended March 31, 2003 were prepared as if the merger had been consummated on September 30, 2003.

     The unaudited pro forma condensed combined financial statements are based on historical financial statements of FirstBank and Oregon Trail after giving effect to the merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

     Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are summarized as follows:

     * Estimated fair values - Estimated fair values for securities, loans and deposits were obtained from appropriate valuation methodologies and market information used in accordance with Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Values of Financial Instruments.

     * The resulting premium on loans for purposes of these pro forma financial statements is being amortized to interest income using an accelerated method over the weighted lives of 3.67 years which approximate a constant yield to maturity. The premium on deposits will be amortized using an accelerated method over a weighted average life of 5.5 years to interest expense which approximate a constant yield to maturity. A core deposit intangible analysis was performed that concluded there was $3,876,000 in core deposit intangible created as a result of the merger and is being amortized to interest expense using an accelerated amortization method that approximates a constant yield to maturity.

2.   Acquisition Cost

     The cost to acquire Oregon Trail is 3,108,657 shares of Oregon Trail common stock (plus all options at a cost of $4,563,100 to purchase Oregon Trail's common stock) multiplied by the per share price of $22.00. These shares will be exchanged for 51.72010% cash and 48.27990% of FirstBank common stock.

                                                                (In thousands)
Cash consideration is made up of:
51.72010% of the 3,002,885 shares of Oregon Trail common
 stock at $22.00 per share options cost of $34,168,860,
 cash options for 105,772 shares consisting of $2,326,984
 at $22.00 per share, and cash for fractional shares of $3,826       $36,500

Stock consideration is the issuance of FirstBank common stock
 for 48.27990% of 3,002,885 shares of Oregon Trail common stock       33,227
                                                                     -------

Total stock and cash consideration for Oregon Trail shares            69,727

Acquisition costs
  FirstBank:
  Transaction costs                                                    5,460
  Fair value of unexercised Oregon Trail stock options                 4,563
                                                                     -------

Total acquisition cost                                               $79,750
                                                                     =======

3. Purchase accounting adjustments recorded for the merger were as follows (in thousands):


Oregon Trail net assets at historical cost at September 30, 2003     $61,909

Fair value adjustments:
Core deposit intangible                                   3,876
Loans receivable, net                                       (43)
Deposits                                                 (2,175)
Fixed assets                                                387
Premium on FHLB advances                                 (3,969)
                                                        -------
Sub-total net fair value adjustments                     (1,924)
Tax effect of fair value adjustments                        738
                                                        -------
Net assets acquired                                      (1,186)
                                                                      (1,186)
                                                                     -------
                                                                     $60,723
                                                                     =======

4. Excess of cost over fair value of net assets acquired for the merger was calculated as follows (in thousands):

Total cost                                            $79,750
Net assets acquired                                    60,723
                                                      -------

Total excess of cost over fair value of net assets
 acquired from the merger                             $19,027
                                                      =======

5. Pro forma adjustments to interest income and interest expense were calculated for the merger as follows (in thousands):

                                             For the Six      For the Year
                                             Months Ended         Ended
                                             Sept 30, 2003    March 31, 2003
                                             -------------    --------------
                                            debit / (credit)
Income effects of amortization:

Loans                           (3.67 yrs)     $   (6)            $  (12)
Deposits                         (5.5 yrs)       (551)              (996)
Core deposit intangible          (5.5 yrs)        353                705
FHLB advance premium           (27.75 yrs)       (433)              (868)
Fixed assets                      (32 yrs)          6                 12

Bridge loan                                       484                967
                                               ------             ------

Subtotal                                         (147)              (192)

Income tax                                         56                 74
                                               ------             ------

Total income effect                            $  (91)            $ (118)
                                               ======             ======

6. Income tax expense was calculated using FirstBank effective tax rate of 38.36%.


7. Basic earnings per common share for the six months ended September 30, 2003 and year ended March 31, 2003 is calculated by dividing net income by the average number of common shares outstanding. Diluted earnings per common share is calculated using the same method as basic earning per common share, but reflects potential dilution of common share equivalents. Basic and diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using FirstBank historical weighted average common stock and common stock equivalents plus 1,480,064 shares issued to Oregon Trail shareholders under the terms of the merger.


8.   The following table summarizes the estimated impact of the amortization and the accretion of the purchase accounting adjustments made in connection with the merger on FirstBank results of operations (in thousands):

                  For the five    For the year   For the year    For the year    For the year
                  months ended       ended           ended           ended           ended
                 March 31, 2004  March 31, 2005  March 31, 2006  March 31, 2007  March 31, 2008  Thereafter
                 --------------  --------------  --------------  --------------  --------------  ----------
Amortization
 (accretion)
Loans receivable,
 net                 $   (5)         $  (12)          $  (12)         $  (12)        $   (2)       $    0
Deposits               (459)           (827)            (491)           (254)          (123)          (21)
Core deposit
 intangibles            294             705              705             705            705           762
Premium on FHLB
 advances              (362)           (834)            (600)           (463)          (362)       (1,348)
Fixed assets              5              12               12              12             12           334


     Core deposit intangible is amortized on an accelerated basis over 5.5 years. The estimated amortization for the six months ended September 30, 2003 and year ended March 31, 2003 is $353 and $705, respectively.

     (c)    Exhibits.

Exhibit     Description
-------     -----------

   2 Merger Agreement dated February 24, 2003 by and among FirstBank NW Corp. And Oregon Trail Financial Corp. (Incorporated by reference to FirstBank NW Corp.'s Current Report on Form 8-K filed on February 25, 2003.)

   23       Consent of Moss-Adams, LLP.

   99 Press Release dated November 3, 2003 (Incorporated by reference FirstBank NW Corp.'s Current Report on Form 8-K filed on November 17, 2003).

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIRSTBANK NW CORP.



Date: January 16, 2004             By: /s/ Clyde E. Conklin
                                       -----------------------
                                       Clyde E. Conklin
                                       President and Chief Executive Officer

                                   Exhibit 23

                           Consent of Moss-Adams, LLP

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Current Report on Form 8-K of FirstBank NW Corp. of our report dated April 18, 2003, on the consolidated balance sheets of Oregon Trail Financial Corp. and Subsidiary as of March 31, 2003, 2002, and 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the year ended March 31, 2003, which appears in the Registration Statement on Form S-4 of FirstBank NW Corp. (File No. 333-106522).

/s/ Moss Adams LLP

Spokane, Washington
January 15, 2004